UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 27, 2014

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
We are filing this Current Report on Form 8-K/A (the “Amendment”) to amend and restate Swift Energy Company’s prior 8-K filing solely to correct administrative errors in the tables included in Exhibit 99 whereby the year used for several dates was inadvertently “2014” instead of the correct year, “2013.” The tables included in Exhibit 99 filed with this Amendment have been corrected.
Item 2.02.    Results of Operations and Financial Condition
In a news release before the market opened on February 27, 2014, Swift Energy Company announced preliminary unaudited fourth quarter and full year 2013 financial and operational results, and reported that certain of its officers would discuss such financial results in a conference call to be held at 9:00 a.m. (CST) on that date.  In the release, the Company also announced that the conference call would be webcast live and archived on its website.
The press release is attached to this report as Exhibit 99.  Swift Energy Company does not intend for this Item 2.02 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibit.

Exhibit Number	Description

99	Swift Energy Company press release dated February 27, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 27, 2014

Swift Energy Company
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description

99	Swift Energy Company press release dated February 27, 2014.

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